SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

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                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

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Following is the text of a press release issued by ICN Pharmaceuticals,
Inc. on May 22, 2002.

                 [Letterhead of ICN Pharmaceuticals, Inc.]

Investors:                                             Media:
----------                                             ------
Joe Schepers        Mariann Ohanesian                  Alan Charles
212-754-4422        714-545-0100, ext. 3230            714-545-0100, ext. 3013



               ICN PHARMACEUTICALS ANNOUNCES ANALYST MEETING
               TO DISCUSS PRO FORMA RESULTS AND 2002 GUIDANCE


     COSTA MESA, CA, May 22, 2002 - ICN Pharmaceuticals (NYSE: ICN) today announced that it will host a meeting with analysts and investors to discuss pro forma financial results for its major business units. The company will also discuss its growth strategy for the specialty pharmaceutical business and guidance for 2002. The meeting will be held at the Waldorf Astoria Hotel in New York City on Friday, May 24, 2002 at 11:00 a.m. EDT.

     Analysts and investors, as well as other interested parties who cannot attend the meeting in person are invited to participate via conference call and Web cast. The dial-in number to participate live on this call is (719) 457-2684 and the confirmation code is 500581. A replay of the call will be available approximately two hours following the conclusion of the conference call through Tuesday, May 28, 2002, and can be accessed by dialing (719) 457-0820.

     The company's presentation materials will be available on ICN's Web site prior to the start of the meeting. To access the Web cast and company materials, go to ICN's corporate Web site at www.icnpharm.com.

     ICN is an innovative, research-based global pharmaceutical company that manufactures, markets and distributes a broad range of prescription and non-prescription pharmaceuticals, and devices under the ICN brand name. Its research and new product development focuses on innovative treatments for dermatology, oncology and hepatology.



Additional information is also available on the Company's Web site at http://www.icnpharm.com.

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THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. It also assumes that the Company's operations are not adversely affected by any disruption that may be caused by the pending proxy contest.



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